SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 10, 1996


                          CELLEGY PHARMACEUTICALS, INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


         0-26372                                            82-0429727
      ------------                                        ---------------
      (Commission                                         (IRS Employer
      File Number)                                        Identification
                                                              Number)


           1065 East Hillsdale Blvd., Suite 418, Foster City, CA 94404
         ---------------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (415) 524-1600
                                                           ---------------




This report on Form 8-K consists of 5 sequentially numbered pages.

ITEM 5:  OTHER EVENTS.

         LOSS OF NAMED EXECUTIVE OFFICERS

         On July 10, 1996 Cellegy Pharmaceuticals, Inc. (the "Company") announced the deaths of William E. Bliss, its President and Chief Executive Officer, and Lionel N. Simon, Ph.D., its Vice President, Corporate Development, in an automobile accident. Dr. Carl Thornfeldt, the Company's Chairman of the Board, has been named Acting Chief Executive Officer. Dr. Thornfeldt, Dr. Denis Burger, a Director, Dr. Michael Francoeur, Vice President of Research and Development, and A. Richard Juelis, Vice President, Finance and Chief Financial Officer, will serve on a transition committee responsible for continuing the Company's corporate development and operations. The Company has also established a search committee, headed by Dr. Burger, and engaged Heidrick & Struggles, the executive recruiting firm which originally recruited Mr. Bliss, to conduct a nationwide search for a new Chief Executive Officer.



         RELOCATION OF CORPORATE HEADQUARTERS


         The Company has also relocated its headquarters to 1065 East Hillsdale Blvd., Suite 418, Foster City, CA 94404. Its new telephone number at that location is (415) 524-1600, and its new telephone number for facsimile transmissions is (415) 524-1616.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         The following exhibits are filed herewith:

20.01    Press Release





                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 25, 1996

                                           CELLEGY PHARMACEUTICALS, INC..


                                               By: /s/ A. Richard Juelis
                                                  --------------------------
                                                  A. Richard Juelis
                                                  Chief Financial Officer

                                INDEX TO EXHIBITS



         Exhibit                                                 Sequentially
         Number               Description of Exhibit             Numbered Page
         -------              ----------------------             -------------

         20.01                   Press Release                         5